Exhibit 99.2 first quarter 2022 earnings presentation february 3, 2022 nasdaq: ocsl

Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (together with its affiliates, “Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2021 and our quarterly report on Form 10-Q for the quarter ended December 31, 2021. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; general considerations associated with the COVID-19 pandemic; the ability to realize the anticipated benefits of the merger of Oaktree Strategic Income Corporation (“OCSI”) with and into us (the “Merger”); and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. 1

Highlights for the Quarter Ended December 31, 2021 • $7.34, up 1% from $7.28 as of September 30, 2021, and up 7% from $6.85 as of December 31, 2020 net asset value per share • Quarterly increase primarily due to realized gains on certain investments and undistributed net investment income • $0.17 per share, up 7% from $0.16 per share for the quarter ended September 30, 2021, and up 24% from $0.14 per share for the adjusted net quarter ended December 31, 2020 1 investment income • GAAP net investment income was $0.18 per share, consistent with $0.18 per share for the quarter ended September 30, 2021 • Declared a cash distribution of $0.16 per share, an increase of 3% from the prior quarter and 33% from one year ago dividend • Seventh consecutive quarter with a distribution increase • Distribution will be payable on March 31, 2022 to stockholders of record as of March 15, 2022 • $300 million of new investment commitments; 8.1% weighted average yield on new debt investments investment • $241 million of new investment fundings and received $235 million of proceeds from prepayments, exits, other paydowns and sales, activity which had a weighted average yield of 7.5% • $2.6 billion at fair value diversified across 140 portfolio companies investment • 8.7% weighted average yield on debt investments, unchanged from September 30, 2021 portfolio • No investments on non-accrual status • 0.98x total debt to equity ratio, as compared with 0.97x as of September 30, 2021 • 0.95x net debt to equity ratio, unchanged from September 30, 2021 capital structure • $44 million of cash and $550 million of undrawn capacity on credit facilities & liquidity • Upsized the senior secured revolving credit facility by $50 million; increased the total size to $1.0 billion • Amended the Citibank facility to, among other things, increase the size of the facility and extend the reinvestment period and maturity date 2 1 See page 20 for a description of this non-GAAP measure.

Portfolio Summary portfolio characteristics portfolio composition (At fair value) (As % of total portfolio at fair value; $ in millions) 4% First Lien – $1,804 1% 7% $2.6bn 140 Second Lien – $459 total investments portfolio companies 18% Unsecured – $27 Equity – $108 70% Joint Ventures – $191 8.7% $105mm 2, 3 top ten sub-industries weighted average yield on median debt portfolio 1 debt investments company ebitda (As % of total portfolio at fair value) Application Software 16.2% Pharmaceuticals 5.4% Biotechnology 4.5% Data Processing & Outsourced Services 4.4% Personal Products 4.1% 87% 0 Industrial Machinery 3.4% senior secured non-accruals Health Care Services 3.1% debt investments Internet & Direct Marketing Retail 2.7% Aerospace & Defense 2.7% Specialized Finance 2.6% As of December 31, 2021 Note: Numbers may not sum due to rounding. 1 Excludes investments in negative EBITDA borrowers, structured products and recurring revenue software businesses. 2 Based on GICS sub-industry classification. 3 Excludes multi-sector holdings, which is primarily composed of investments in Senior Loan Fund JV I LLC (the “Kemper JV”) and OCSI Glick JV (the “Glick JV”), joint ventures that invest primarily in senior secured loans of middle market companies. 3

Portfolio Diversity 1 diversity by investment size portfolio by industry (As % of total portfolio at fair value) (As % of total portfolio at fair value) Industry % of Portfolio Joint Ventures Software 16.4% 7% Top 10 Investments IT Services 6.8 19% Pharmaceuticals 5.4 Biotechnology 4.5 Chemicals 4.1 Personal Products 4.1 Health Care Providers & Services 3.9 Specialty Retail 3.7 Next 15 Machinery 3.4 Investments 21% Diversified Financial Services 3.4 Remaining 113 Investments Internet & Direct Marketing Retail 2.7 52% Aerospace & Defense 2.7 Remaining 30 Industries 31.7 Joint Ventures 7.4 OCSL’s portfolio is diverse across borrowers and industries As of December 31, 2021 Note: Numbers may not sum due to rounding. 1 Based on GICS industry classification. 4

Investment Activity new investment highlights historical funded originations and exits ($ in millions) $500 $416 400 $302 $300mm $241mm 300 $242 $241 $235 $229 $202 $171 $165 new investment new investment $161 200 1 commitments fundings 100 0 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 1 2 New Funded Investments Investment Exits 8.1% 100% new investment composition weighted average yield on also held by other new debt commitments oaktree funds (As % of new investment commitments; $ in millions) < 1% < 1% 26% First Lien – $220 $207mm $93mm Second Lien – $77 new investment new investment Preferred Equity – $1 commitments in new commitments in existing portfolio companies portfolio companies 73% Equity – $1 Note: Numbers rounded to the nearest million or percentage point and may not sum as a result. 1 New funded investments includes drawdowns on existing delayed draw and revolver commitments. 2 Investment exits includes proceeds from prepayments, exits, other paydowns and sales. 5

Investment Activity (continued) new investment commitment detail ($ in millions) Security Type Market Investment Number of Unsecured & Private Primary Secondary Avg. Secondary Fiscal Quarter Commitments Deals First Lien Second Lien Other Placement (Public) (Public) Purchase Price 2Q2020 $273 39 $210 $21 $42 $141 $58 $75 83% 3Q2020 261 18 177 8 76 154 71 35 74 4Q2020 148 10 123 25 0.5 90 57 2 96 1Q2021 286 21 196 90 -- 181 84 22 93 2Q2021 318 20 253 44 21 245 63 10 93 3Q2021 178 10 141 25 12 104 70 5 97 4Q2021 385 20 350 13 23 304 79 2 100 1Q2022 300 21 220 77 2 227 73 -- N/A Note: Numbers may not sum due to rounding. Excludes any positions originated, purchased and sold within the same quarter. 6

Financial Highlights As of ($ and number of shares in thousands, except per share amounts) 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 GAAP Net Investment Income per Share $0.18 $0.18 $0.20 $0.12 $0.07 1 Adjusted Net Investment Income per Share $0.17 $0.16 $0.19 $0.14 $0.14 Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $0.04 $0.02 $0.06 $0.48 $0.39 1 Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $0.06 $0.05 $0.09 $0.25 $0.39 Earnings (Loss) per Share $0.22 $0.20 $0.26 $0.60 $0.46 1 Adjusted Earnings (Loss) per Share $0.22 $0.20 $0.26 $0.37 $0.46 Distributions per Share $0.155 $0.145 $0.130 $0.120 $0.110 NAV per Share $7.34 $7.28 $7.22 $7.09 $6.85 Weighted Average Shares Outstanding 180,381 180,361 180,361 146,652 140,961 Shares Outstanding, End of Period 180,469 180,361 180,361 180,361 140,961 Investment Portfolio (at Fair Value) $2,588,623 $2,556,629 $2,339,301 $2,327,353 $1,712,324 Cash and Cash Equivalents $43,765 $29,334 $84,689 $39,872 $24,234 Total Assets $2,699,939 $2,636,387 $2,462,708 $2,433,413 $1,793,903 2 Total Debt Outstanding $1,285,461 $1,268,743 $1,104,099 $1,109,897 $694,827 Net Assets $1,325,061 $1,312,823 $1,302,414 $1,278,823 $964,917 Total Debt to Equity Ratio 0.98x 0.97x 0.86x 0.87x 0.73x Net Debt to Equity Ratio 0.95x 0.95x 0.79x 0.84x 0.70x 3 Weighted Average Interest Rate on Debt Outstanding 2.3% 2.4% 2.4% 2.6% 2.7% 1 See page 20 for a description of the non-GAAP measures. 2 Net of unamortized financing costs. 3 Includes effect of the interest rate swap agreement the Company entered into in connection with the issuance of the 2027 Notes. 7

Portfolio Highlights As of ($ in thousands, at fair value) 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Investments at Fair Value $2,558,623 $2,556,629 $2,339,301 $2,327,353 $1,712,324 Number of Portfolio Companies 140 138 135 137 115 Average Portfolio Company Debt Investment Size $18,500 $18,700 $17,600 $17,600 $16,200 Asset Class: First Lien 69.7% 69.1% 67.6% 68.3% 60.3% Second Lien 17.7 17.6 19.1 18.2 25.4 Unsecured Debt 1.0 1.7 1.4 1.1 3.1 Equity 4.2 4.2 3.9 4.4 3.8 Limited Partnership Interests 0.0 0.0 0.0 0.0 0.1 Joint Venture Interests 7.4 7.4 8.1 8.0 7.3 Interest Rate Type for Debt Investments: % Floating-Rate 91.6% 91.5% 91.4% 91.8% 88.8% % Fixed-Rate 8.4 8.5 8.6 8.2 11.2 Yields: 1 Weighted Average Yield on Debt Investments 8.7% 8.7% 8.4% 8.3% 8.5% Cash Component of Weighted Average Yield on Debt Investments 7.5 7.4 7.1 7.1 7.1 2 Weighted Average Yield on Total Portfolio Investments 8.3 8.3 8.0 7.8 8.0 Note: Numbers may not sum due to rounding. 1 Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the Merger. See page 20 for a description of the non-GAAP financial measures. 2 Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments and dividend income, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the Merger. See page 20 for a description of the non-GAAP financial measures. 8

Investment Activity As of 1 ($ in thousands) 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 New Investment Commitments $299,900 $385,000 $178,400 $317,700 $286,300 2 New Funded Investment Activity $240,800 $416,400 $165,300 $301,800 $241,500 Proceeds from Prepayments, Exits, Other Paydowns and Sales $235,000 $201,800 $170,600 $228,900 $160,700 3 Net New Investments $5,800 $214,600 $(5,300) $72,900 $80,800 New Investment Commitments in New Portfolio Companies 12 14 9 18 14 New Investment Commitments in Existing Portfolio Companies 9 6 1 2 7 Portfolio Company Exits 10 11 11 12 12 Weighted Average Yield at Cost on New Debt Investment Commitments 8.1% 8.6% 9.2% 8.2% 8.7% 1 Excludes the assets acquired in the Merger. 2 New funded investment activity includes drawdowns on existing revolver commitments. Includes $103 million of unsettled purchases as of December 31, 2020. 3 Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales. 9

Net Asset Value Per Share Bridge adjusted net realized and unrealized adjusted nii gains (losses), net of taxes $8.00 $0.17 $0.06 ($0.01) $0.02 ($0.02) $0.01 $0.04 ($0.155) $0.00 7.50 $0.18 7.00 6.50 6.00 $7.34 $7.34 $7.28 5.50 5.00 4.50 4.00 9/30/21 NAV GAAP Net Interest Income Part II Incentive Net Unrealized Net Realized Gain Net Realized & Part II Incentive Distributions 12/31/21 NAV 1 Investment Accretion Related Fee Appreciation / / (Loss) Unrealized Loss Fee 1 (Depreciation) Related to Merger Income to Merger Accounting Accounting Adjustments Adjustments Note: Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. Numbers may not sum due to rounding. See page 20 for a description of the non-GAAP measures. 1 Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 10

Capital Structure Overview funding sources ($ in millions) 0.85x to 1.00x Principal target leverage ratio Committed Outstanding Interest Rate Maturity Syndicated Credit Facility $1,000 $495 LIBOR + 2.00% 5/4/2026 1 Citibank Facility 200 155 LIBOR + 1.25%-2.25% 11/18/2024 2025 Notes 300 300 3.500% 2/25/2025 Investment 2 2027 Notes 350 350 2.700% (LIBOR + 1.658%) 1/15/2027 Grade Rated Cash and Cash Equivalents -- (44) -- -- by moody’s and fitch Total $1,850 $1,256 Weighted Average Interest Rate 2.3% Net Debt to Equity Ratio 0.95x 50% unsecured maturities borrowings ($ in millions) $1,000 $505 500 $594mm $45 $495 3 $350 $300 available liquidity $155 0 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Drawn Credit Facility Undrawn Unsecured Debt Diverse and flexible sources of debt capital with no near-term maturities As of December 31, 2021 Note: Numbers may not sum due to rounding. 1 The interest rate on outstanding borrowings is LIBOR plus 1.25%-2.20% on broadly syndicated loans subject to observable market depth and LIBOR plus 2.25% on all other eligible loans. 2 The Company entered into an interest rate swap agreement under which the Company receives a fixed interest rate of 2.700% and pays a floating rate of the three-month LIBOR plus 1.658% on a notional 11 amount of $350 million. 3 Liquidity was composed of $43.8 million of unrestricted cash and cash equivalents and $550.0 million of undrawn capacity under the credit facilities (subject to borrowing base and other limitations).

Funding and Liquidity Metrics leverage utilization liquidity overview ($ in millions) ($ in millions) $2,000 $1,850 3/31/2021 6/30/2021 9/30/2021 12/31/2021 $1,750 $1,750 1,800 Credit Facilities Committed $1,140 $1,100 $1,100 $1,200 1,600 $550 $1,440 $470 Credit Facilities Drawn (815) (464) (630) (650) $636 1,400 Cash and Cash Equivalents 40 85 29 44 $325 1,200 Total Liquidity 365 721 499 594 1,000 1 Total Unfunded Commitments (242) (239) (216) (246) 800 Unavailable Unfunded 50 73 62 43 $1,300 $1,280 2 600 Commitments $1,115 $1,114 400 Adjusted Liquidity $173 $555 $345 $391 200 0 3 Ample liquidity to support funding needs 3/31/2021 6/30/2021 9/30/2021 12/31/2021 Total Debt Outstanding Undrawn Capacity 3/31/2021 6/30/2021 9/30/2021 12/31/2021 Cash $40 $85 $29 $44 Net Assets $1,279 $1,302 $1,313 $1,325 Net Leverage 0.84x 0.79x 0.95x 0.95x Total Leverage 0.87x 0.86x 0.97x 0.98x 1 Excludes unfunded commitments to the Kemper JV and Glick JV. 2 Includes unfunded commitments ineligible to be drawn due to certain limitations in credit agreements. 3 As of December 31, 2021, we have analyzed cash and cash equivalents, availability under our credit facilities, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to take advantage of market opportunities in the current economic climate. 12

Strategic Joint Ventures are Accretive to Earnings ocsl’s joint ventures are income-enhancing vehicles that primarily invest in senior secured loans of middle market companies and other corporate debt securities Key Attributes of Joint Ventures: • Equity ownership: 87.5% OCSL and 12.5% joint venture partner • Shared voting control: 50% OCSL and 50% joint venture partner kemper jv characteristics glick jv characteristics (At fair value) (At fair value) $135mm 5.2% $3.4mm $56mm 2.2% $1.4mm ocsl’s investments % of ocsl’s net investment ocsl’s investments % of ocsl’s net investment 1 2 in the kemper jv portfolio income in the glick jv portfolio income combined portfolio summary portfolio company wtd. avg. debt portfolio investment portfolio first lien count yield leverage ratio $501mm 95% 66 6.2% 1.3x As of December 31, 2021 13 1 Represents OCSL’s 87.5% share of the Kemper JV’s net investment income (excluding subordinated note interest expense) earned during the quarter ended December 31, 2021. 2 Represents OCSL’s 87.5% share of the Glick JV’s net investment income (excluding subordinated note interest expense) earned during the quarter ended December 31, 2021.

Compelling Performance Under Oaktree Management nav and cumulative distributions paid per share $10.00 9.00 $1.71 $1.55 8.00 $1.41 $1.28 $1.16 $1.05 7.00 $0.75 $0.66 $0.56 $0.47 $0.94 $0.37 $0.18 $0.28 $0.09 6.00 $0.85 5.00 $7.34 $7.28 $7.22 $7.09 4.00 $6.85 $6.61 $6.55 $6.60 $6.60 $6.49 $6.19 $6.09 $6.09 $5.95 $5.87 $5.81 $5.34 3.00 2.00 1.00 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 1 NAV Per Share Cumulative Distributions Paid Per Share 2 OCSL has generated an 11.7% annualized return on equity under Oaktree management 1 Cumulative distributions declared and paid from December 31, 2017 through December 31, 2021. 2 Annualized return on equity calculated as the change in net asset value plus distributions paid from December 31, 2017 through December 31, 2021. 14

Opportunities to Increase Return on Equity 1 2 3 continue rotating into continue to operate within optimize higher-yielding investments target leverage range joint ventures • Opportunity to improve the • Maintaining a leverage ratio within • Opportunity to increase underlying portfolio’s yield by rotating out of the target range of 0.85x to 1.00x joint venture portfolio yields by lower-yielding investments into debt to equity may support the rotating into higher spread in earnings power of the portfolio investments higher-yielding, proprietary ones – $63 million of investments with • 0.95x net debt to equity, unchanged • Exited $44 million of lower yielding interest rates at or below LIBOR + from last quarter and up from 0.70x senior secured loans during the 3.75% in the Kemper and Glick quarter as of December 31, 2020 1 JVs • $40 million at fair value of senior • Ample dry powder with $550 • Utilize additional borrowings to million of undrawn capacity under secured loans with interest rates at or operate within target leverage range 1 2 credit facilities below LIBOR + 4.50% – Target leverage range: 1.25x to 1.75x debt to equity – 1.4x and 1.1x total debt to equity at Kemper JV and Glick JV, respectively We believe OCSL is well-positioned to provide further improvements to return on equity As of December 31, 2021 1 For senior secured loans that have a cost basis above 92.5%. 2 Subject to borrowing base and other limitations. 15

Appendix

Non-Core Investment Portfolio Detail non-core investment portfolio characteristics non-core portfolio composition (At fair value; $ in millions) debt investments $120 $95 • $46 million at fair value in two companies 100 80 • Fully repaid on two investments and received a partial paydown on $49 Equity Investments one investment during the quarter ended December 31, 2021; 60 Debt Investments received $31 million of aggregate proceeds ($1 million in excess 40 of previous fair values) $46 20 0 equity investments 12/31/2021 • $49 million at fair value in 13 companies and limited partnership 1 interests in one third-party managed fund non-core portfolio progression • Fully repaid on one investment during the quarter ended December (At fair value; $ in millions) 31, 2021; received $3 million of proceeds ($2 million in excess of $1,200 previous fair value) 63% of Non-Core Portfolio: 1,000 portfolio 89% reduction since September 30, 2017 aviation 800 • Sold the remaining aircraft during the quarter ended December 31, 600 2021; estimated final proceeds will be above previous fair value of $893 400 4% of $8 million portfolio 200 $324 $205 $128 $134 $95 0 9/30/17 9/30/18 9/30/19 9/30/20 9/30/21 12/31/21 Note: Numbers may not sum due to rounding. 1 Excludes investments in the Kemper JV and Glick JV. 17

Quarterly Statement of Operations For the three months ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 ($ in thousands) investment income Interest income $55,450 $55,094 $51,999 $35,655 $31,633 PIK interest income 4,663 4,960 4,597 3,801 3,089 Fee income 912 645 7,823 2,278 3,352 Dividend income 3,916 3,101 1,019 209 130 GAAP total investment income 64,941 63,800 65,438 41,943 38,204 Less: Interest income accretion related to merger accounting adjustments (2,848) (5,571) (5,060) (665) -- Adjusted total investment income 62,093 58,229 60,378 41,278 38,204 expenses Base management fee 9,952 9,768 8,905 7,074 6,541 Part I incentive fee 6,457 6,015 6,990 4,444 4,149 Part II incentive fee 1,751 1,629 2,837 3,609 9,540 Interest expense 9,400 9,032 8,823 6,568 6,095 1 Other operating expenses 2,528 2,627 2,343 2,242 1,861 Total expenses 30,008 29,071 29,898 23,937 28,186 Reversal of fees waived (fees waived) (750) (750) (750) (108) -- Net expenses 29,338 28,321 29,148 23,829 28,186 (Provision) benefit for taxes on net investment income (3,308) (2,437) (358) -- -- GAAP net investment income 32,295 33,042 35,932 18,114 10,018 Less: Interest income accretion related to merger accounting adjustments (2,848) (5,571) (5,060) (665) -- Add: Part II incentive fee 1,751 1,629 2,837 3,609 9,540 Adjusted net investment income $31,198 $29,100 $33,709 $21,058 $19,558 Note: See page 20 for a description of the non-GAAP measures. 1 Includes professional fees, directors fees, administrator expense and general and administrative expenses. 18

Quarterly Statement of Operations (continued) For the three months ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 ($ in thousands, except per share amounts) net realized and unrealized gains (losses) Net unrealized appreciation (depreciation) $(4,586) $(2,098) $3,917 $65,144 $47,556 Net realized gains (losses) 9,321 3,739 8,610 5,856 8,215 (Provision) benefit for taxes on realized and unrealized gains (losses) 2,378 1,878 (1,421) (997) (245) GAAP net realized and unrealized gains (losses), net of taxes $7,113 $3,519 $11,106 $70,003 $55,526 Less: Net realized and unrealized losses (gains) related to merger accounting 2,846 5,569 5,045 (33,396) -- adjustments Adjusted net realized and unrealized gains (losses), net of taxes $9,959 $9,088 $16,151 $36,607 $55,526 GAAP net increase (decrease) in net assets resulting from operations $39,408 $36,561 $47,038 $88,117 $65,544 Less: Interest income accretion related to merger accounting adjustments (2,848) (5,571) (5,060) (665) -- Less: Net realized and unrealized losses (gains) related to merger accounting 2,846 5,569 5,045 (33,396) -- adjustments Adjusted earnings (loss) $39,406 $36,559 $47,023 $54,056 $65,544 per share data: GAAP total investment income $0.36 $0.35 $0.36 $0.29 $0.27 Adjusted total investment income 0.34 0.32 0.33 0.28 0.27 GAAP net investment income 0.18 0.18 0.20 0.12 0.07 Adjusted net investment income 0.17 0.16 0.19 0.14 0.14 GAAP net realized and unrealized gains (losses), net of taxes 0.04 0.02 0.06 0.48 0.39 Adjusted net realized and unrealized gains (losses), net of taxes 0.06 0.05 0.09 0.25 0.39 GAAP net increase/decrease in net assets resulting from operations 0.22 0.20 0.26 0.60 0.46 Adjusted earnings (loss) 0.22 0.20 0.26 0.37 0.46 Weighted average common shares outstanding 180,381 180,361 180,361 146,652 140,961 Shares outstanding, end of period 180,469 180,361 180,361 180,361 140,961 19 Note: See page 20 for a description of the non-GAAP measures.

Non-GAAP Disclosures On March 19, 2021, the Company completed the Merger. The Merger was accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues ( ASC 805 ). The consideration paid to OCSI’s stockholders was allocated to the individual assets acquired and liabilities assumed based on the relative fair values of the net identifiable assets acquired other than non-qualifying assets, which established a new cost basis for the acquired OCSI investments under ASC 805 that, in aggregate, was significantly lower than the historical cost basis of the acquired OCSI investments prior to the Merger. Additionally, immediately following the completion of the Merger, the acquired OCSI investments were marked to their respective fair values under ASC 820, Fair Value Measurements, which resulted in unrealized appreciation. The new cost basis established by ASC 805 on debt investments acquired will accrete over the life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation on such investment acquired through its ultimate disposition. The new cost basis established by ASC 805 on equity investments acquired will not accrete over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company will recognize a realized gain with a corresponding reversal of the unrealized appreciation on disposition of such equity investments acquired. On March 19, 2021, in connection with the closing of the Merger, OCSL entered into an amended and restated investment advisory agreement (the “A&R Advisory Agreement”) with Oaktree. The A&R Advisory Agreement amended and restated the existing investment advisory agreement, dated as of May 4, 2020, by and between the Company and Oaktree to (1) waive an aggregate of $6 million of base management fees otherwise payable to Oaktree in the two years following the closing of the Merger at a rate of $750,000 per quarter (with such amount appropriately prorated for any partial quarter) and (2) revise the calculation of the incentive fees to eliminate certain unintended consequences of the accounting treatment of the Merger on the incentive fees payable to Oaktree. The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not adjusted the cost basis of certain investments pursuant to ASC 805. The Company’s management believes Adjusted Total Investment Income , Adjusted Total Investment Income Per Share , Adjusted Net Investment Income and Adjusted Net Investment Income Per Share are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to the accretion income resulting from the new cost basis of the OCSI investments acquired in the Merger because these amounts do not impact the fees payable to Oaktree under the A&R Advisory Agreement, and specifically as its relates to Adjusted Net Investment Income and Adjusted Net Investment Income Per Share , without giving effect to Part II incentive fees. In addition, the Company’s management believes that “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes”, “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes Per Share”, “Adjusted Earnings (Loss)” and “Adjusted Earnings (Loss) Per Share” are useful to investors as they exclude the non-cash income/gain resulting from the Merger and used by management to evaluate the economic earnings of its investment portfolio. Moreover, these metrics align the Company's key financial measures with the calculation of incentive fees payable to Oaktree under with the A&R Advisory Agreement (i.e., excluding amounts resulting solely from the lower cost basis of the acquired OCSI investments established by ASC 805 that would have been to the benefit of Oaktree absent such exclusion). 20 contact us: visit us: Investor Relations oaktreespecialtylending.com Michael Mosticchio (212) 284-1900 ocsl-ir@oaktreecapital.com